SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                December 18, 2001


                                AKI HOLDING CORP.
             (Exact name of registrant as specified in its charter)

                       Commission File Number: 333-60991

             Delaware                                  74-2883163
   (State or other jurisdiction of                 (I.R.S. Employer
    incorporation or organization)                  Identification No.)


                                    AKI, INC.
             (Exact name of registrant as specified in its charter)

                        Commission File Number: 333-60989

             Delaware                                  13-3785856
   (State or other jurisdiction of                 (I.R.S. Employer
    incorporation or organization)                  Identification No.)


      1815 East Main Street
      Chattanooga, TN                                     37404
      (Address of principal executive offices)         (Zip Code)


                                 (423) 624-3301
              (Registrant's telephone number, including area code)


               -------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On December 18, 2001, IST, Corp. ("IST"), a wholly owned subsidiary of AKI, Inc., executed a definitive asset purchase agreement with Color Prelude, Inc. for certain assets, including intellectual property, related to Color Prelude's interactive sampling systems. IST intends to use the purchased assets in its marketing and sampling business, which is substantially the same purpose that Color Prelude used the assets. IST paid $18,900,845 in cash for the assets and assumed certain liabilities totaling approximately $3,000,000. IST received the consideration proceeds from AKI, which received the proceeds by way of a draw under its amended and restated credit agreement with Heller Financial, Inc. The price of the assets was determined through arm's length negotiations regarding the terms of the asset purchase agreement.

In addition, AKI, Inc. executed an amended and restated credit agreement with Heller Financial, Inc., as agent for the named financial institutions.

A copy of the asset purchase agreement and the amended and restated credit agreement are filed as exhibits to this current report on Form 8-K. The foregoing descriptions of the agreements are qualified in their entirety by reference to the documents that are filed as exhibits hereto and incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements of Business Acquired.

               The financial statements required by this item will be filed as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after the date this Current Report on Form 8-K must be filed.

          (b)  Pro Forma Financial Information.

               The pro forma financial information required by this item will be filed as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after the date this Current Report on Form 8-K must be filed.

          (c)  Exhibits

               2.1 Asset Purchase Agreement dated as of December 18, 2001 by and among Heritage Marketing Corporation, Color Prelude, Inc. and IST, Corp.

               10.1 Amended and Restated Credit Agreement dated as of December 18, 2001 by and among AKI, Inc. and Heller Financial, Inc. and Other Financial Institutions Party hereto.

               99.1   Press  release  issued on  December 20, 2001 by AKI, Inc.





                            (Signatures on Next Page)


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             AKI HOLDING CORP.

Date:  December 26, 2001                     By:  /s/ Kenneth A. Budde
                                                  ------------------------------
                                                  Kenneth A. Budde
                                                  Senior Vice President &
                                                     Chief Financial Officer
                                                    (Principal Financial and
                                                     Accounting Officer)


                                             AKI, INC.

Date:  December 26, 2001                     By:  /s/ Kenneth A. Budde
                                                  ------------------------------
                                                  Kenneth A. Budde
                                                  Senior Vice President &
                                                     Chief Financial Officer
                                                    (Principal Financial and
                                                     Accounting Officer)


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


                                  EXHIBIT INDEX




Exhibit                       Description
-------                       -----------


  (c)      Exhibits

  2.1 Asset Purchase Agreement dated as of December 18, 2001 by and among Heritage Marketing Corporation, Color Prelude, Inc. and IST, Corp.

  10.1 Amended and Restated Credit Agreement dated as of December 18, 2001 by and among AKI, Inc. and Heller Financial, Inc. and Other Financial Institutions Party hereto.

  99.1     Press release issued on December 20, 2001 by AKI, Inc.